Exhibit 99.1
                         [MIRANT CORPORATION LETTERHEAD]


  STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL
   OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS





I, S. Marce Fuller, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Mirant Corporation, and, except as corrected or supplemented in a subsequent covered report:

o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

o Annual Report of Mirant Corporation on Form 10-K/A for the year ended December 31, 2001;

o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Mirant Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

o        any amendments to any of the foregoing.


                                              Subscribed and sworn to
                                              before me this 14th day
                                              of August, 2002.

/s/ S. Marce Fuller                          /s/ Jane C. Gravitt
 ------------------------------------        -------------------------
 S. Marce Fuller                             Notary Public
 President and Chief Executive Officer       My Commission Expires: May 31, 2004
 August 14, 2002